SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 1997



                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                    0-7261                     84-0630863
        --------                    ------                     ----------
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
 of incorporation)                                          Identification No.)





 3400 Bissonnet Street, Suite 135, Houston, Texas                  77005
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     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (713) 669-0932

Item 5.  OTHER EVENTS.
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     On October 31, 1997, Ted Collins, Jr. and Michael J. Muckleroy were appointed directors of Chaparral Resources, Inc. ("Company") to fill the vacancies on the Board of Directors of the Company created by the resignation as a director on October 1, 1997, of Jay W. McGee and created by an increase in the number of directors. Mr. Collins, age 59, has been the President of Collins & Ware, Inc., an independent oil and gas company, since 1988. Mr. Collins was the President of Enron Oil & Gas Co., an oil and gas company, from 1982 to 1988 and was the Executive Vice President and a director of American Quasar Petroleum Co., from 1969 to 1982. Mr. Collins is a director of Hanover Compression Company, Mid Coast Energy Resources, Inc. and Queen Sand Resources, Inc. Mr. Muckleroy, age 67, has been an independent oil operator since 1994. Mr. Muckleroy was the Chairman and the Chief Executive Officer of Enron Liquid Fuels, a subsidiary of Enron Corp., which is engaged in the processing and marketing of oil and gas and the manufacture of appliances and the distribution of liquid gas, from 1984 to 1994.

     On November 24, 1997, the Company executed a Subscription Agreement ("Agreement") with an investor which was not affiliated with the Company. Pursuant to the Agreement, the Company agreed to sell to the investor 75,000 shares of the Company's Series A Preferred Stock, no par value, for a purchase price of $100.00 per share or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000), 75,000 shares of the Company's Series B Preferred Stock, no par value, for a purchase price of $100.00 per share or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000), and 75,000 shares of the Company's Series C Preferred Stock, no par value, for a purchase price of $100.00 per share or an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000).

     The purchase and sale of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is to occur at four separate closings. The funds for the first purchase, which consists of 50,000 shares of Series A Preferred Stock for a purchase price of $5,000,000, were received on November 25, 1997. The second closing, with respect to the purchase and sale of the remaining 25,000 shares of Series A Preferred Stock for a purchase price of $2,500,000, is to occur on a date mutually agreeable to the parties to the Agreement but in no event later than January 31, 1998. The third closing, with respect to the purchase and sale of 75,000 shares of Series B Preferred Stock for a purchase price of $7,500,000, is to occur on a date mutually agreeable to the parties to the Agreement but in no event later than April 30, 1998. The fourth closing, with respect to the purchase and sale of 75,000 shares of Series C Preferred Stock for a purchase price of $7,500,000, is to occur on a date mutually agreeable to the parties to the Agreement but in no event later than June 30, 1998.

     The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be entitled to receive cumulative dividends at the annual rate of $5.00 per share and will have a redemption price of $100.00 plus any unpaid dividends.

     Commencing on November 30, 2002, April 30, 2003 and June 30, 2003, the Company will be required to redeem the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, to the extent of the lesser of (i) the number of shares of the respective series outstanding on each scheduled redemption date or (ii) one-third of the largest number of shares of each respective series outstanding at any time prior to the first scheduled redemption date for such series. The Company has the right to redeem all or any portion of any shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock prior thereto.

     Each holder of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is entitled to vote on all matters in an amount equal to the largest number of full shares of common stock into which all shares of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holders are convertible.

     Further, the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is convertible at the option of the holders thereof at any time or from time to time on or prior to the redemption date into common stock. The conversion price of the Series A Preferred Stock is initially $2.25 per share; the conversion price of the Series B Preferred Stock is initially $3.00 per share; and the conversion price of the Series C Preferred Stock is initially $4.25 per share. The number of shares of common stock issuable upon conversion of each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will be determined by dividing $100 by the conversion price per share.

     The holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have demand registration rights with respect to the underlying common stock and the Company has agreed to register the underlying common stock on most registration statements filed by the Company.

     Allen & Company Incorporated acted as placement agent in connection with the sale of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. Allen & Company Incorporated elected to receive its fees in the form of warrants to purchase 900,000 shares of the Company's common stock that are exercisable through November 25, 2002, at an exercise price of $0.01 per share.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.

Exhibit 3.1 Articles of Amendment to the Restated Articles of Incorporation + Amendments dated November 25, 1997 which are incorporated by reference to Exhibit 3.1 to the original Current Report on Form 8-K dated October 31, 1997 that was filed on December 2, 1997.

Exhibit           10.1   Warrant   Certificate   entitling   Allen   &   Company
                  Incorporated to purchase up to 900,000 shares of Common Stock of Chaparral Resources, Inc.

Exhibit 10.19 Form of Subscription Agreement dated November 21, 1997 which is incorporated by reference to Exhibit 10.19 to the original Current Report on Form 8-K dated October 31, 1997 that was filed on December 2, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 9, 1997

                                      CHAPARRAL RESOURCES, INC.




                                      By:  /s/  HOWARD KARREN
                                           -------------------------------------
                                           Howard Karren, President

                                  EXHIBIT INDEX


Exhibit 3.1 Articles of Amendment to the Restated Articles of Incorporation + Amendments dated November 25, 1997 which are incorporated by reference to Exhibit 3.1 to the original Current Report on Form 8-K dated October 31, 1997 that was filed on December 2, 1997.

Exhibit           10.1   Warrant   Certificate   entitling   Allen   &   Company
                  Incorporated to purchase up to 900,000 shares of Common Stock of Chaparral Resources, Inc.

Exhibit 10.19 Form of Subscription Agreement dated November 21, 1997 which is incorporated by reference to Exhibit 10.19 to the original Current Report on Form 8-K dated October 31, 1997 that was filed on December 2, 1997.